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Exhibit 99.19

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$37,939,320.17
Number of Mortgage Loans	823
(1) Average Outstanding Principal Balance	$46,098.81	$5,702.11	$229,666.68
(1) Average Original Loan Balance	$46,430.08	$9,303.00	$230,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio	98.08%	47.58%	106.59%
(1) Weighted Average Loan Rate	10.476%	6.625%	14.990%
(1),(4) Weighted Average Gross Margin	0.000%	0.000%	0.000%
(1),(4),(5) Weighted Average Initial Periodic Cap	0.000%	0.000%	0.000%
(1),(4) Weighted Average Subsequent Periodic Cap	0.000%	0.000%	0.000%
(1),(2),(4),(5) Weighted Average Minimum Interest Rate	0.000%	0.000%	0.000%
(1),(4) Weighted Average Maximum Interest Rate	0.000%	0.000%	0.000%
(1) Weighted Average Original Term to Maturity (months)	190	78	360
(1) Weighted Average Remaining Term to Stated Maturity (months)	186	37	359
(1),(4),(5) Weighted Average Term to Roll (months)	0	0	0
(1),(3),(5) Weighted Average Credit Score	659	477	813

(1)	Average or Weighted Average reflected in Total.
(2)	0.00% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)	100.00% of the Mortgage Loans have Credit Scores.
(4)	Adjustable Rate Mortgage Loans only.
(5)	Non-zero Weighted Average and Minimum value.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	90.21%
	Balloon Payment	979.00%
Lien	First	0.00%
	Second	100.00%
Geographic Distribution	California	28.81%
	Florida	1714.00%
	Virginia	506.00%
	New York	472.00%
	Nevada	374.00%
Largest Zip Code Concentration	92054	0.65%
FHA-VA Loans		0.00%
Seller Financed Loans		0.00%
Section 32 Loans		0.00%
Loans with Borrower PMI		0.00%
Loans with Lender PMI		0.00%
Loans with Prepayment Penalties		68.15%

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Principal Balance Outstanding

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Principal Balances	Loans	Outstanding	Outstanding

$1 to $50,000	560	$18,726,935.72	49.36%
$50,001 to $100,000	235	15,765,538.07	41.55
$100,001 to $150,000	26	3,051,054.99	8.04
$150,001 to $200,000	1	166,124.71	0.44
$200,001 to $250,000	1	229,666.68	0.61

Total:	823	$37,939,320.17	100.00%

FICO Scores

FICO Scores			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

461 to 480	1	$97,916.28	0.26%
501 to 520	2	56,487.45	0.15
521 to 540	1	23,471.68	0.06
541 to 560	10	195,959.70	0.52
561 to 580	11	537,735.93	1.42
581 to 600	47	2,030,611.14	5.35
601 to 620	104	4,163,445.01	10.97
621 to 640	190	8,968,691.19	23.64
641 to 660	123	5,498,161.53	14.49
661 to 680	110	5,091,316.58	13.42
681 to 700	79	4,030,264.53	10.62
701 to 720	60	2,723,172.37	7.18
721 to 740	43	2,323,294.03	6.12
741 to 760	22	1,228,504.28	3.24
761 to 780	12	568,201.07	1.50
781 to 800	7	334,349.59	0.88
801 to 820	1	67,737.81	0.18

Total:	823	$37,939,320.17	100.00%

(1)	Mortgage loans indicated as having a FICO Score that is “not available” include certain Mortgage Loans where the FICO Score was not provided

Original Term to Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Original Term to Maturity (months)	Loans	Outstanding	Outstanding

73 to 84	1	$22,171.19	0.06%
109 to 120	4	56,041.85	0.15
169 to 180	744	34,846,621.84	91.85
229 to 240	26	1,124,203.02	2.96
289 to 300	4	118,739.98	0.31
349 to 360	44	1,771,542.29	4.67

Total:	823	$37,939,320.17	100.00%

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Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Remaining Term to Stated Maturity (months)	Loans	Outstanding	Outstanding

37 to 48	5	$78,213.04	0.21%
97 to 108	7	184,057.51	0.49
157 to 168	4	184,364.42	0.49
169 to 180	735	34,538,849.98	91.04
217 to 228	5	216,656.26	0.57
229 to 240	23	965,636.67	2.55
337 to 348	1	39,774.51	0.10
349 to 360	43	1,731,767.78	4.56

Total:	823	$37,939,320.17	100.00%

Property Type

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Property Type	Loans	Outstanding	Outstanding

Single Family	542	$23,858,912.77	62.89%
PUD	142	7,036,957.73	18.55
Condominium	79	3,498,569.36	9.22
2-Family	34	1,898,117.99	5.00
3-Family	17	1,144,714.68	3.02
4-Family	3	287,556.84	0.76
Townhouse	5	186,001.70	0.49
Manufactured Housing	1	28,489.10	0.08

Total:	823	$37,939,320.17	100.00%

Occupancy

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Occupancy	Loans	Outstanding	Outstanding

Primary	800	$37,155,111.71	97.93%
Investment	16	580,880.70	1.53
Second Home	7	203,327.76	0.54

Total:	823	$37,939,320.17	100.00%

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Loan Purpose

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	641	$29,535,195.42	77.85%
Equity Refinance	166	7,825,433.71	20.63
Rate/Term Refinance	16	578,691.04	1.53

Total:	823	$37,939,320.17	100.00%

Current Mortgage Loan Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

6.501% to 7.000%	2	$109,210.01	0.29%
7.001% to 7.500%	3	195,909.58	0.52
7.501% to 8.000%	9	602,133.68	1.59
8.001% to 8.500%	12	646,270.71	1.70
8.501% to 9.000%	43	2,115,403.84	5.58
9.001% to 9.500%	65	3,299,400.33	8.70
9.501% to 10.000%	182	9,056,560.28	23.87
10.001% to 10.500%	110	5,313,762.17	14.01
10.501% to 11.000%	188	8,768,193.08	23.11
11.001% to 11.500%	80	2,825,031.36	7.45
11.501% to 12.000%	59	2,463,465.04	6.49
12.001% to 12.500%	23	827,349.25	2.18
12.501% to 13.000%	23	1,004,016.51	2.65
13.001% to 13.500%	6	163,465.87	0.43
13.501% to 14.000%	15	460,844.91	1.21
14.001% to 14.500%	2	64,716.23	0.17
14.501% to 15.000%	1	23,587.32	0.06

Total:	823	$37,939,320.17	100.00%

Current Combined Loan-to-Value Ratios

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

40.01% to 50.00%	1	$47,560.82	0.13%
50.01% to 60.00%	2	153,722.45	0.41
60.01% to 70.00%	4	237,239.64	0.63
70.01% to 80.00%	10	710,028.45	1.87
80.01% to 90.00%	34	1,918,899.10	5.06
90.01% to 100.00%	753	34,137,128.49	89.98
100.01% to 110.00%	19	734,741.22	1.94

Total:	823	$37,939,320.17	100.00%

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State or Territory

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
State or Territory	Loans	Outstanding	Outstanding

California	165	$10,931,606.34	28.81%
Florida	158	6,501,086.94	17.14
Virginia	37	1,920,705.72	5.06
New York	29	1,789,876.62	4.72
Nevada	29	1,419,769.72	3.74
Illinois	33	1,411,968.46	3.72
Georgia	34	1,266,373.77	3.34
Massachusetts	21	1,191,148.13	3.14
Arizona	31	1,154,570.93	3.04
Oregon	27	975,027.38	2.57
Maryland	17	848,713.21	2.24
Michigan	25	801,091.44	2.11
Washington	16	715,142.19	1.88
New Jersey	11	575,936.20	1.52
Texas	18	552,612.28	1.46
North Carolina	16	550,127.11	1.45
Rhode Island	11	526,930.52	1.39
Connecticut	11	509,444.48	1.34
Colorado	10	461,089.28	1.22
Ohio	14	417,903.66	1.10
Pennsylvania	12	399,586.00	1.05
Indiana	15	388,625.85	1.02
Utah	10	323,348.27	0.85
Missouri	11	316,532.68	0.83
Tennessee	12	284,357.09	0.75
New Hampshire	7	281,529.52	0.74
Wisconsin	9	262,943.69	0.69
Minnesota	6	225,965.93	0.60
New Mexico	6	215,024.32	0.57
Delaware	3	140,685.96	0.37
Alabama	3	122,851.42	0.32
Kentucky	3	91,587.05	0.24
Nebraska	2	67,860.92	0.18
Idaho	2	61,509.68	0.16
Kansas	2	54,855.77	0.14
West Virginia	1	51,756.05	0.14
Iowa	2	43,643.84	0.12
Alaska	1	39,444.86	0.10
Oklahoma	2	29,135.06	0.08
Wyoming	1	16,951.83	0.04

Total:	823	$37,939,320.17	100.00%

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Loan Documentation

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Documentation	Loans	Outstanding	Outstanding

Stated Income	481	$23,650,692.18	62.34%
Full Documentation	292	12,036,100.84	31.72
Alternate Documentation	43	1,882,334.74	4.96
Limited Documentation	6	337,687.90	0.89
No Documentation	1	32,504.51	0.09

Total:	823	$37,939,320.17	100.00%

Performance Status

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Performance Status	Loans	Outstanding	Outstanding

Current	823	$37,939,320.17	100.00%

Total:	823	$37,939,320.17	100.00%

Prepayment Penalty Term

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Prepayment Penalty Term	Loans	Outstanding	Outstanding

6 months	1	$19,485.35	0.05%
12 months	64	3,958,118.92	10.43
24 months	273	13,702,048.02	36.12
30 months	2	112,821.63	0.30
36 months	146	6,477,819.68	17.07
60 months	35	1,586,034.95	4.18
No Prepayment Penalty	302	12,082,991.62	31.85

Total:	823	$37,939,320.17	100.00%